Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL INFORMATION

On June 6, 2007, LiveDeal, Inc (formerly known as YP Corp.) (the “Company” or the “Parent), completed its acquisition of LiveDeal, Inc. (“LiveDeal”).  The Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2006 combines the historical consolidated statement of operations of the Parent for the year ended September 30, 2006 and the historical consolidated statement of operations of LiveDeal for the year ended December 31, 2006, giving effect to the acquisition as if it had been completed on October 1, 2005. Although the respective fiscal year ends of the Parent and LiveDeal are different such periods end within 93 days of each other and, therefore, are combined for presentation as permitted under Rule 11.02(c) of Regulation S-X.  The Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended March 31, 2007 combines the historical consolidated statements of operations of the Parent and LiveDeal for the six months ended March 31, 2007, giving effect to the acquisition as if it had been completed on October 1, 2006.  The Unaudited Pro Forma Condensed Combined Balance Sheet combines the historical consolidated balance sheets of the Parent and LiveDeal, giving effect to the acquisition as if it had been completed on September 30, 2006. Although the respective balance sheet dates of the Parent and LiveDeal are different such periods end within 93 days of each other and, therefore, are combined for presentation as permitted under Rule 11.02(c) of Regulation S-X.

This information should be read in conjunction with the:

•	Accompanying notes to the unaudited pro forma condensed combined financial statements;
•	Separate historical financial statements of the Parent as of and for the year ended September 30, 2006 included in the Parent’s Annual Report on Form 10-K for the year ended September 30, 2006;
•	Separate historical financial statements of the Parent for the six months ended March 31, 2007 included in the Parent’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007; and
•	Separate historical financial statements of LiveDeal as of and for the year ended December 31, 2006 included in this Current Report on Form 8-K/A.

On August 10, 2007, the Parent filed amended and restated articles of incorporation with the Office of the Secretary of State of Nevada, pursuant to which the Company’s name was changed from YP Corp. to LiveDeal, Inc. effective August 15, 2007.  The name change, which was approved by the Company’s board of directors pursuant to discretion granted it by the Company’s shareholders at a special meeting on August 2, 2007.

Effective on August 15, 2007, the Company implemented a 1-for-10 reverse stock split with respect to issued and outstanding shares of its common stock.   The reverse stock split, which was approved by the Company’s board of directors pursuant to its discretion granted by the Company’s shareholders at a special meeting on August 2, 2007.

The unaudited pro forma condensed combined financial statements are provided for informational purposes only.  The pro forma financial statements are not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the acquisition been completed at the dates indicated.  In addition, the unaudited pro forma condensed combined financial statements do not purport to project the future financial position or operating results of the combined company.

The unaudited pro forma condensed combined financial statements were prepared using the purchase method of accounting with the Parent treated as the acquiror.  Accordingly, the historical consolidated financial information has been adjusted to give effect to the impact of the consideration paid in connection with the acquisition.  In the Unaudited Pro Forma Condensed Combined Balance Sheet, the Parent’s cost to acquire LiveDeal has been allocated to the assets acquired and liabilities assumed based upon management’s preliminary estimate of their respective fair values as of the date of acquisition.  The difference between the fair value of the consideration paid and the fair value of the assets and liabilities acquired has been recorded as goodwill.  The amounts allocated to acquired assets and liabilities in the Unaudited Pro Forma Condensed Combined Balance Sheet are based on management’s preliminary internal valuation estimates and consultations with outside valuation experts.  Such amounts are preliminary based on the following:

•	The Company is awaiting the final valuation report on its intangible assets and property, plant and equipment.
•	The Company is performing further analysis of the realizability of the acquired deferred tax assets.
•	Included in the preliminary purchase price are estimated accruals for service providers for which the Company has not received final invoices.

Accordingly, the pro forma adjustments to allocate the purchase price are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information and are subject to revision based on a final determination of the fair values of the assets acquired and liabilities assumed.

The Unaudited Pro Forma Condensed Combined Statements of Operations also include certain purchase accounting adjustments, including items expected to have a continuing impact on the combined results, such as changes in depreciation and amortization expense resulting from the estimated fair values of acquired tangible and intangible assets.

The Unaudited Pro Forma Condensed Combined Statements of Operations do not include the impact of any potential cost savings or one-time costs that may result from the acquisition.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2007

	Historical		Historical	Pro Forma		Pro Forma
	Parent		LiveDeal	Adjustments		Combined

Net revenues	$13,230,227		$1,295,789	$-		$14,526,016
Cost of services	1,609,007		16,777	-		1,625,784
Gross profit	11,621,220		1,279,012	-		12,900,232

Operating expenses:
General and administrative expenses	6,781,364		1,896,317	121,500	(c)
				100,500	(d)
				(24,421)	(e)	8,875,260
Sales and marketing expenses	3,194,793		909,874	-		4,104,667
Litigation and related expenses	(200,718)		-	-		(200,718)
Total operating expenses	9,775,439		2,806,191	197,579		12,779,209
Operating income (loss)	1,845,781		(1,527,179)	(197,579)		121,023
Other income (expense):
Interest expense	-		(13,160)	13,160	(f)	-
Interest income	164,697		15,289	-		179,986
Other income (expense)	13,755		4,152	-		17,907
Total other income (expense)	178,452		6,281	13,160		197,893

Income before income taxes	2,024,233		(1,520,898)	(184,419)		318,916
Income tax provision	(912,773)		(800)	794,426	(h)	(119,147)
Net income (loss) from continuing operations	$1,111,460		$(1,521,698)	$610,007		$199,769

Net income from continuing operations per common share:
Basic	$0.24	(j)				$0.03	(j)
Diluted	$0.23	(j)				$0.03	(j)

Weighted average common shares outstanding:
Basic	4,561,425	(j)		1,675,006	(i)	6,236,431	(j)
Diluted	4,780,872			1,675,006		6,455,878

See accompanying notes to the proforma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2006

			Parent		LiveDeal
	Historical		Reclassifications	Historical	Reclassifications	Pro Forma		Pro Forma
	Parent		(a)	LiveDeal	(b)	Adjustments		Combined

Net revenues	$36,881,164		$(4,923,217)	$2,201,433	$(12,505)	$-		$34,146,875
Cost of services	8,069,239		(4,923,217)	1,960,083	(1,930,770)	-		3,175,335
Gross profit	28,811,925		-	241,350	1,918,265	-		30,971,540

Operating expenses:
General and administrative expenses	13,800,456		1,434,554	765,460	4,095,770	276,000	(c)
						201,000	(d)
						(48,842)	(e)	20,524,398
Sales and marketing expenses	11,452,465		-	3,056,631	(1,072,212)	-		13,436,884
Depreciation and amortization	1,434,554		(1,434,554)	-	-	-		-
Research and development	-		-	1,105,293	(1,105,293)	-		-
Equity in LiveDeal Canada	-		-	604,282	-	-		604,282
Litigation and related expenses	-		3,686,804	-	-	-		3,686,804
Total operating expenses	26,687,475		3,686,804	5,531,666	1,918,265	428,158		38,252,368
Operating income (loss)	2,124,450		(3,686,804)	(5,290,316)	-	(428,158)		(7,280,828)
Other income (expense):
Interest expense	-		-	(1,619)	-	1,619	(f)	-
Interest income	224,176		-	73,931	-	-		298,107
Gain on sale of investment	-		-	2,686,318	-	-		2,686,318	(g)
Loss on attorneys general settlement	(3,525,000)		3,525,000	-	-	-		-
Other income (expense)	(186,325)		161,804	(605)	-	-		(25,126)
Total other income (expense)	(3,487,149)		3,686,804	2,758,025	-	1,619		2,959,299

Loss before income taxes	(1,362,699)		-	(2,532,291)	-	(426,539)		(4,321,529)
Income tax benefit (provision)	311,779		-	(800)	-	1,303,544	(h)	1,614,523
Net loss from continuing operations	$(1,050,920)		$-	$(2,533,091)	$-	$877,005		$(2,707,006)

Net loss from continuing operations per common share:
Basic	$(0.23)	(j)						$(0.44)	(j)
Diluted	$(0.23)	(j)						$(0.44)	(j)

Weighted average common shares outstanding:
Basic	4,495,868					1,675,006	(i)	6,170,874	(j)
Diluted	4,495,868					1,675,006		6,170,874

See accompanying notes to the proforma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENTS OF OPERATIONS

The Unaudited Pro Forma Condensed Combined Statements of Operations include the following proforma assumptions and adjustments:

(a)	During 2007, the Parent revisited its historical presentation of its income statement and made the following reclassifications:

•	Dilutions and chargebacks have been reclassified from cost of services to a reduction in net revenues.
•	Depreciation and amortization expenses that were previously separately stated are now included in general and administrative expenses.
•	Litigation and related expenses that were previously included in other income and expense are now separately stated as a component of operating expenses.

(b)
Represents reclassifications of LiveDeal historical financials to conform to the presentation of the Parent. Salaries, wages and other related costs related to the LiveDeal website operation, design and development were previously apportioned to cost of sales, research and development and marketing as required under LiveDeal's original business model.  To conform with Parent's business model and financial presentaion such costs are now included in general and administrative expense.  Also, certain costs associated with revenue sharing agreements that were previously recorded in cost of sales are now recorded as a reduction in net revenues to conform to Parent's busniess model and financial presentation.

(c)	Total other income (expenses) include the non-recurring gain on LiveDeal's sale of a portion of their investment in LiveDeal Canada.

(d)
Represents an increase in intangible asset amortization expense resulting from the purchase price allocation related to LiveDeal’s intangible assets (see notes to the Unaudited Pro Forma Condensed Combined Balance Sheet).  Note that these pro forma combined condensed financial statements reflect a preliminary allocation to property and equipment, liabilities, goodwill and other intangible assets.  The final purchase price allocation may result in a different purchase price allocation than that presented in these pro forma combined condensed financial statements.

(e)
Represents a reduction in depreciation expense resulting from the purchase price allocation related to LiveDeal’s property and equipment (see notes to the Unaudited Pro Forma Condensed Combined Balance Sheet).  Note that these pro forma combined condensed financial statements reflect a preliminary allocation to property and equipment, liabilities, goodwill and other intangible assets.  The final purchase price allocation may result in a different purchase price allocation than that presented in these pro forma combined condensed financial statements.

(f)
Represents the elimination of interest expense associated with a note that was repaid as part of the acquisition.  The note payable to shareholder of $1,021,667 was satisfied through the issuance of 146,371 shares of the Parent common stock (1,463,706 shares prior to the 1-for-10 reverse split previously described).  Interest on the note payable to shareholder was previously recorded at a fixed rate of 5 percent per annum.

(g)	Total other income (expenses) includes the non-recurring gain on LiveDeal's sale of a portion of their investment in LiveDeal Canada.

(h)	The combined provision for income taxes is a result of pro forma adjustments and the combination of the Parent and LiveDeal at an estimated statutory rate of 37 percent for the periods presented.

(i)
The weighted average shares reflect the 1,675,006 shares (16,750,061 shares on a pre-split basis) issued in connection with the acquisition and settlement of the note payable to shareholder as discussed above.

(j)	Net loss (income) from continuing operations per share and weighted average common shares outstanding reflect the 1-for-ten reverse stock split previously described.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2006

	Historical Parent	Historical LiveDeal	Pro Forma		Pro Forma
	September 30, 2006	December 31, 2006	Adjustments		Combined

Assets
Cash and cash equivalents	$6,394,775	$1,202,956	$(391,845)	(b)	$7,205,886
Certificates of deposit and other investments	3,082,053	-			3,082,053
Accounts receivable, net	8,015,600	335,636	(207,047)	(b)	8,144,189
Prepaid expenses and other current assets	235,250	63,292	(40,115)	(b)	258,427
Deferred tax asset	1,781,736	-			1,781,736
Total current assets	19,509,414	1,601,884	(639,007)		20,472,291
Accounts receivable, long term	1,140,179	-			1,140,179
Property and equipment, net	178,883	243,519	(173,519)	(c)	248,883
Deposits and other assets	91,360	10,000	846	(b)	102,206
Intangible assets, net	5,722,604	-	2,130,000	(d)	7,852,604
Goodwill	-	-	7,389,951	(e)	7,389,951
Deferred tax asset, long term	1,334,787	-	3,545,618	(f)	4,880,405
Total assets	$27,977,227	$1,855,403	$12,253,889		$42,086,519

Liabilities and Stockholders' Equity

Liabilities:
Accounts payable	$773,653	$287,140	$588,141	(b)	$1,648,934
Accrued liabilities	4,565,439	451,453	413,235	(a)
			39,049	(g)	5,469,176
Income taxes payable	261,762	-			261,762
Notes payable and capital lease obligations	-	1,002,229	(1,000,000)	(h)	2,229
Total current liabilities	5,600,854	1,740,822	40,425		7,382,101
Capital lease obligations, long-term	-	537	(537)	(b)	-
Total liabilities	5,600,854	1,741,359	39,888		7,382,101
Total stockholders' equity	22,376,373	114,044	(114,044)	(i)
			12,328,045	(a)	34,704,418

Total liabilities and stockholders' equity	$27,977,227	$1,855,403	$12,253,889		$42,086,519

See accompanying notes to the proforma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
BALANCE SHEET

The Unaudited Pro Forma Condensed Combined Balance Sheet includes the following pro forma assumptions and adjustments:

(a)
The aggregate purchase price is based on the fair value per share of the Parent common stock and the number of shares of the Parent common stock issued at June 6, 2007 plus an estimated $413,235 of acquisition-related expenses.  The value of the approximate 1,675,006 shares of the Parent common stock  (16,750,061 on a pre-split basis) assumed to be granted at September 30, 2006 is based on the average closing price of the Parent’s common stock for the period from two days prior to two days after the effective date of the transaction.

The following is based on a preliminary assessment of fair value of the assets acquired and liabilities assumed of LiveDeal.  The table below represents a preliminary allocation of the above consideration to LiveDeal’s tangible and intangible assets and liabilities based on the Parent management’s preliminary estimate of their respective fair value as of the date of the acquisition:

Current assets	$962,877
Property, plant and equipment	70,000
Goodwill	7,389,951
Intangible assets	2,130,000
Deferred tax assets	3,545,618
Other non-current assets	10,846
Total assets acquired	14,109,292

Current liabilities	1,368,012
Total liabilities assumed	1,368,012
Net assets acquired	$12,741,280

The amounts in the preceding table are preliminary based on the following:

•	The Company is awaiting the final valuation report on its intangible assets and property, plant and equipment.
•	The Company is performing further analysis of the realizability of the acquired deferred tax assets.
•	Included in the preliminary purchase price are estimated accruals for service providers for which the Company has not received final invoices.

For purposes of the preliminary allocation, the Parent has estimated a fair value adjustment for LiveDeal’s property, plant and equipment based on a review of LiveDeal’s historical costs and management’s intended future use.  The fair value of the assets will be depreciated over estimated useful lives of two years.

The Company has estimated the fair value of LiveDeal’s identifiable intangible assets as $2,130,000, allocated as follows:

		Average
	Estimated	Remaining
	Fair Value	Useful Life
Asset class:
Marketing-based intangible assets	$1,500,000	20 years
Technology-based intangible assets	630,000	5 years
	$2,130,000

   Marketing-based intangible assets include trademarks, trade names and internet domain names, whereas technology-based intangible assets include computer software, technology, databases, and trade secrets.

(b)	Represents adjustments to current assets and liabilities to reflect actual amounts of current asset and liabilities acquired as of the date of the acquisition.

(c)
Represents adjustment to reflect the fair value of property, plant and equipment based on independent valuations.  Such equipment consists primarily of computer software and hardware and has an average estimated useful life of two years.

(d)
Represents adjustment to reflect the fair value of identifiable intangible assets based on independent valuations, consisting of marketing-based intangible assets of $1,500,000 and technology-based intangibles of $630,000 with estimated useful lives of 20 years and 5 years, respectively.

(e)	Represents residual goodwill created from the acquisition.

(f)
Represents adjustment to reflect fair value of deferred tax assets consisting of net operating losses from LiveDeal.  Such assets were estimated based on federal limitations on the use of such losses and internal estimates of realizability.

(g)	Represents adjustment to record payroll tax liability associated with debt related to employee loans that was forgiven as of the date of the acquisition.

(h)
Represents the elimination of note payable to shareholder that was repaid as part of purchase price. The note payable to shareholder of $1,021,667 was satisfied through the issuance of 146,371 shares of Parent's common stock (1,463,706 shares prior to the 1-for-10 reverse stock split previously described). Interest on the note payable to shareholder was previously recorded at a fixed rate of 5 percent per annum.

(i)	Represents elimination of LiveDeal’s historical net book equity, as equity is restated to reflect the purchase price of the acquisition.